SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )
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Filed by a Party other than the Registrant  ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Noven Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1 — ELECTION OF DIRECTORS
PROPOSAL 2 — RATIFICATION AND APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
DELIVERY OF VOTING MATERIALS
ADDITIONAL QUESTIONS AND INFORMATION REGARDING THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS
Appendix A
Appendix B

April 11, 2005

Dear Stockholder:

     The 2005 Annual Meeting of Stockholders of Noven Pharmaceuticals, Inc. will convene at 10:00 a.m. on Tuesday, May 24, 2005. The meeting will be held at our corporate headquarters located at 11960 S.W. 144th Street, Miami, Florida 33186. Details regarding the business to be conducted at the meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement.

     Your vote on these matters is important. Whether or not you plan to attend the meeting, I hope you will vote as soon as possible. Most of you may now vote your shares over the Internet, as well as by telephone or by mailing a traditional proxy card. Voting over the Internet, by telephone or by written proxy will assure that your shares are voted if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

     We hope you will participate in your Annual Meeting, if not in person, then by proxy. If you are able to attend, the Board of Directors, as well as the executive officers of Noven, look forward to seeing you there. We appreciate your continued support.

Sincerely yours,

ROBERT C. STRAUSS
President, Chief Executive Officer
& Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME	10:00 a.m. on Tuesday, May 24, 2005

PLACE	Noven Pharmaceuticals, Inc.
11960 S.W. 144th Street
Miami, Florida

ITEMS OF BUSINESS	1.	To elect seven members to the Board of Directors.

	2.	To ratify the appointment of Deloitte & Touche LLP as Noven’s independent registered public accounting firm.

	3.	To transact such other business as may properly come before the meeting and any adjournment thereof.

RECORD DATE	You are entitled to vote if you were a Noven stockholder at the close of business on March 28, 2005.

ANNUAL REPORT	Noven’s 2004 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by one of the following methods: vote over the Internet or by telephone using the instructions on the enclosed proxy card (if these options are available to you), or mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope furnished for that purpose. Any proxy may be revoked in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the meeting.

Jeffrey F. Eisenberg Vice President – Strategic Alliances, General Counsel & Corporate Secretary

This Proxy Statement and accompanying proxy card are being distributed on or about April 14, 2005.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	The Board of Directors (the “Board”) of Noven Pharmaceuticals, Inc. (“Noven”) is providing these proxy materials to solicit your proxy in connection with Noven’s annual meeting of stockholders, which will take place on May 24, 2005. You are invited to attend the meeting and are requested to vote on the proposals described in this Proxy Statement.

Q:	What information is contained in these materials?

A:	The information included in this Proxy Statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and Noven’s most highly paid officers, and other required information. We are also sending Noven’s 2004 Annual Report with these materials, but it does not constitute part of our proxy soliciting material.

Q:	What proposals will be voted on at the meeting?

A:	There are two proposals scheduled to be voted on at the meeting:

•	Election of seven directors; and

•	Ratification of the appointment of Deloitte & Touche LLP as Noven’s registered public accounting firm.

We will also consider and vote upon any other proposal properly brought before the meeting.

Q:	What are the Board’s voting recommen-dations?

A:	The Board recommends that you vote your shares:

•	“For” each of the nominees named herein to the Board; and

•	“For” the ratification of the appointment of Deloitte & Touche LLP.

Q:	What shares can I vote?

A:	You may vote all shares that you owned as of March 28, 2005, which is the record date. These shares include (1) those held directly in your name as the stockholder of record and (2) those held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most Noven stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with Noven’s Transfer Agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the stockholder of record and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to grant your proxy directly to Noven or to vote in person at the meeting. Noven has enclosed a proxy card for you to use.

Beneficial Owner

If you hold shares in a stock brokerage account or through a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is forwarding these proxy materials to you. Your broker or nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote, but since you are not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:	How can I vote my shares in person at the meeting?

A:	You may vote shares you hold directly in your name as the stockholder of record in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

Even if you plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:	How can I vote my shares without attending the meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. If you hold your shares directly, you may vote by granting a proxy. If you hold your shares in street name, you may submit voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

By Internet—If this option is available to you, you may submit your proxy via the Internet from any location in the world by following the “Vote by Internet” instructions on the proxy card.

By Telephone—If you live in the United States or Canada and this option is available to you, you may submit your proxy by following the “Vote by Phone” instructions on the proxy card.

By Mail—You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in “How are votes counted?” If you vote by telephone or via the Internet, you do not need to return your proxy card.

Q:	May I change my vote?

A:	Yes, you may change your proxy instructions at any time prior to the vote at the annual meeting. If you voted by mail, you must (1) file with Noven’s Corporate Secretary a written notice of revocation or (2) timely deliver a valid, later-dated proxy. If you voted by telephone or via the Internet, you may change your vote with a later telephone or Internet vote, but you must submit your later vote using the same system (telephone or Internet) as you used to submit the vote you wish to change. For shares you own beneficially, you may change your vote by submitting new voting instructions to your broker or nominee. Your attendance at the meeting will not revoke your previously granted proxy unless you give written notice of revocation to Noven’s Corporate Secretary before the vote at the meeting or you vote by written ballot at the meeting.

Q:	How are votes counted?

A:	In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the ratification of the appointment of Deloitte & Touche LLP, you may vote “FOR”, “AGAINST” or “ABSTAIN”. If you “ABSTAIN”, it has the same effect as a vote “AGAINST”. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q:	What is the voting requirement to approve each of the proposals?

A:	In the election of directors, each director requires the affirmative “FOR” vote of a plurality of those shares represented, in person or by proxy, and entitled to vote at the meeting. The ratification of the appointment of Deloitte & Touche LLP require the affirmative “FOR” vote of a majority of those shares represented, in person or by proxy, and entitled to vote at the meeting. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes, as described in “What is the quorum requirement for the meeting?” on page 26. In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not considered represented at the meeting.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	Where can I find the voting results of the meeting?

A:	We will announce preliminary voting results at the meeting and publish final results in Noven’s quarterly report on Form 10-Q for the second quarter of 2005.

Additional Q&A information regarding the annual meeting and stockholder proposals may be found on pages 26 and 27.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 1, 2005, information with respect to:

•	each person known to us to be the beneficial owner of more than 5% of Noven’s common stock;

•	beneficial ownership by all of Noven’s directors and executive officers named in the Summary Compensation Table on page 14 (the “Named Officers”); and

•	beneficial ownership by all of Noven’s current directors and executive officers as a group.

     The number of shares beneficially owned by each entity, person, director, director nominee or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares with respect to which the person has the right to acquire sole or shared voting or investment power on or before May 1, 2005 (60 days after March 1, 2005) through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

	Number of Shares		Percentage
Name	Owned (1)	Right to Acquire (2)	of Total (3)
T. Rowe Price Associates, Inc. (4)	2,137,400	0	9.0%
100 E. Pratt Street
Baltimore, Maryland 21202

All Directors and Named Officers:

Eduardo G. Abrao, M.D.	0	13,333	*

Sidney Braginsky	7,094	30,000	*

John G. Clarkson, M.D.	328	7,500	*

Donald A. Denkhaus	400	22,500	*

Jeffrey F. Eisenberg	3,400	122,600	*

Pedro P. Granadillo	158	15,000	*

W. Neil Jones	2,512	69,252	*

Juan A. Mantelle	21,194	78,156	*

Robert G. Savage	400	22,500	*

Robert C. Strauss	131,349	320,500	1.9%

Wayne P. Yetter	1,094	32,500	*

All Directors and Executive Officers as a Group (12 persons)	167,929	826,841	4.2%

*	signifies less than 1%

(1)	Excludes shares of Noven’s common stock that may be acquired through stock option exercises.

(2)	Represents shares of Noven’s common stock that may be acquired through stock options exercisable on or before May 1, 2005.

(3)	Based on 23,505,846 shares outstanding at March 1, 2005. In calculating the percentage of ownership, all shares of Common Stock of which the identified person or group has the right to acquire beneficial ownership on or before May 1, 2005 are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by that person or group. These shares are not, however, deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person or group.

(4)	Based on Schedule 13G filed on February 14, 2005 with the Securities and Exchange Commission. T. Rowe Price Associates, Inc. has advised that these securities are owned by various individual and institutional investors, for whom T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

PROPOSAL 1 — ELECTION OF DIRECTORS

     The seven persons named below were designated by the Board as nominees for election as directors. Six of the nominees have served as directors since the last annual meeting and one nominee is standing for election for the first time. Information regarding the business experience of each nominee and their service on boards of directors of public companies is provided below. All directors are elected annually to serve until the next annual meeting and until their respective successors are elected.

     The Board recommends a vote FOR the election to the Board of each of the following nominees.

Sidney Braginsky Director since 1992 Age 67	Mr. Braginsky is President and Chief Executive Officer of Atropos Technology Inc. (consulting and venture capital), President of Mediscience (optical biopsy development) and Chairman of Digilab LLC (molecular spectroscopy). From 1970 through 1999, Mr. Braginsky served Olympus America, Inc. in a variety of roles, most recently as President and Chief Operating Officer.

John G. Clarkson, M.D. Director since 2000 Age 62	Dr. Clarkson is a Professor and Senior Vice President for Medical Affairs and Dean, University of Miami School of Medicine, a position he has held since 1995. Dr. Clarkson serves on the Board of Governors of the UMHC/Sylvester Cancer Center and Anne Bates Leach Eye Hospital and on the board of directors of the Jackson Memorial Hospital/Public Health Trust.

Donald A. Denkhaus Director since 2004 Age 59	Mr. Denkhaus has, since January 2004, served as the chairman of TM Systems, LLC (language services and software). Mr. Denkhaus was a partner with Arthur Andersen, LLP from 1980 to 2002 and served as Arthur Andersen’s audit practice director responsible for Florida and Puerto Rico from 1999 to 2002. For a one-year period in 2002 and 2003, Mr. Denkhaus was employed as a principal with Ernst & Young LLP where he provided audit services and assisted in the transition of Arthur Andersen audit clients and personnel to Ernst & Young.

Pedro P. Granadillo Director since 2004 Age 57	Mr. Granadillo was employed by Eli Lilly and Company (pharmaceuticals) from 1970 until 2004. From 1998 to 2004, he served as Eli Lilly’s Senior Vice-President overseeing manufacturing, quality and human resources and from 1993 to 1998, he served as Vice President of Human Resources. Mr. Granadillo serves on the board of directors of First Indiana Corporation (banking), and First Indiana Bank, N.A. (banking) and Haemonetics Corporation (medical devices).

Robert G. Savage Director since 2004 Age 51	Mr. Savage is the President of Strategic Imagery LLC (pharmaceutical consulting). He served as Group Vice President and President – General Therapeutics & Inflammation Business of Pharmacia Corporation from 2002 until its acquisition by Pfizer, Inc. in 2003. From 1996 through 2001, Mr. Savage served Johnson & Johnson in a variety of roles, most recently as Chairman of Johnson & Johnson’s Pharmaceutical Group. From 1985 to 1996, he served Roche Holding AG in a variety of marketing, business development and operations positions, most recently as Vice President – Marketing, Hoffmann-La Roche, Inc. Mr. Savage serves on the board of directors of The Medicines Company, Inc. (pharmaceuticals) and NovaDel Pharma Inc. (drug delivery).

Robert C. Strauss Director since 1997 Age 62	Mr. Strauss has been President, Chief Executive Officer & Chairman of the Board of Noven since June 2001. From December 1997 through September 2000, he served as President and Chief Executive Officer and as a Director of Noven, and from September 2000 to June 2001, he served as Co-Chairman of Noven. From March 1997 to July 1997, he served as President and Chief Operating Officer and a Director of IVAX Corporation (pharmaceuticals). From 1983 to 1997, he served in various executive positions with Cordis Corporation, most recently as its Chairman of the Board, President and Chief Executive Officer. Mr. Strauss serves on the board of directors of CardioGenesis Corporation (medical devices) and Columbia Laboratories, Inc. (pharmaceuticals).

Wayne P. Yetter Director since 2001 Age 59	Mr. Yetter has been the Chief Executive Officer of Odyssey Pharmaceuticals, Inc., the specialty pharmaceutical division of Pliva d.d., since 2004. Since 2003, he has served on the Advisory Board of Alterity Partners (mergers and acquisition advisory firm). From September 2000 to June 2003, Mr. Yetter served as Chairman and Chief Executive Officer of Synavant Inc. (pharmaceutical marketing/technology services). From 1999 to 2000, Mr. Yetter served as Chief Operating Officer at IMS Health, Inc. (information services for the healthcare industry). From 1997 to 1999, he served as President and Chief Executive Officer of Novartis Pharmaceuticals Corporation (pharmaceuticals). From 1991 to 1994, Mr. Yetter served as General Manager and then President of Astra Merck, a division of Merck & Co. From 1994 to 1997, he served as President and Chief Executive Officer of Astra Merck, Inc. (pharmaceuticals). Mr. Yetter serves on the board of directors of Transkaryotic Therapies, Inc. (biotechnology), Matria Healthcare (disease management) and Maxim Pharmaceuticals, Inc (biotechnology).

Governance of the Company

     Pursuant to Noven’s By-Laws and Delaware General Corporation Law, Noven’s business, property and affairs are managed under the direction of the Board. Members of the Board are kept informed of Noven’s business through discussions with the Chief Executive Officer and other senior officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

     The Board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. The Board has also adopted Corporate Governance Guidelines which, in conjunction with Noven’s Certificate of Incorporation, By-Laws, committee charters and the Code of Business Conduct and Ethics, form the framework for the governance of Noven. A copy of the Corporate Governance Guidelines is attached as Appendix A to this proxy statement. Noven’s Corporate Governance Guidelines and the Code of Business Conduct and Ethics are posted in the in the “Investor Relations-Governance” section of our company website: http://www.noven.com. If, in the future, we should amend our Code of Business Conduct and Ethics or grant a waiver to our Chief Executive Officer, Chief Financial Officer or principal accounting officer with respect to our Code of Business Conduct and Ethics, then we will post the amendment or a description of the waiver in the “Investor Relations-Governance” section of our company website.

     Noven’s Corporate Governance Guidelines provide that the Board should have a significant majority of independent directors and that the expectation of the Board is that the number of employee directors should not exceed two. The Board has determined that all of the directors, other than Mr. Strauss, are “independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market. The Board based this determination primarily on a review of the responses of the directors to questions regarding their employment, affiliations and family and other relationships.

     In accordance with Corporate Governance Guidelines, the Chairman of the Nominating and Corporate Governance Committee (Mr. Yetter) has been appointed as the lead independent director. As the lead independent director, Mr. Yetter presides at executive sessions of the independent directors, which are held at each regularly scheduled meeting of the Board. The lead independent director is also responsible for coordinating the activities of the other independent directors.

     The Board held five meetings in 2004, and each director who served as a director during 2004 attended more than 75% of the meetings of the Board and the Committees on which he or she served. We typically schedule a Board meeting in conjunction with our annual meeting and expect that our directors will attend, absent a valid reason, such as a schedule conflict. Last year, four of the six individuals then serving as directors attended our annual meeting.

     The Board has three standing committees: (1) Nominating and Corporate Governance, (2) Audit and (3) Compensation and Stock Option. The Board has adopted a written charter for each of the three committees. The committee charters are posted in the “Investor Relations-Governance” section of our company website: http://www.noven.com. In addition, a copy of the Audit Committee Charter is attached as Appendix B to this proxy statement. Under these charters, each of the standing committees has the authority to retain and pay the fees of any advisor it deems necessary to carry out its duties.

Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee provides assistance to the Board in identifying, screening and recommending candidates to serve as directors of Noven. The Committee also oversees matters of corporate governance and provides counsel to the Board with respect to Board organization, membership and function.

     The Nominating and Corporate Governance Committee is responsible for proposing to the Board nominees for election or re-election to the Board, based upon recommendations from the Chairman, the Chief Executive Officer, other Board members, and Noven stockholders. Recommendations from stockholders should be submitted to Noven in accordance with the procedures set forth in the additional Q&A information on pages 26 and 27. The Nominating and

Corporate Governance Committee is empowered to engage third-party executive search firms to identify candidates.

     Board candidates are considered by the Nominating and Corporate Governance Committee on a case-by-case basis using various criteria, such as a candidate’s business and industry experience, personal and professional reputation, professional skill, status as an “independent” director, financial expertise and the current composition of the Board. There are no minimum criteria for nomination to the Board. After completing this review of the candidate and conducting in-person or telephone interviews, the Nominating and Corporate Governance Committee recommends which candidate or candidates should be nominated for election to the Board. As a general matter, the Nominating and Corporate Governance Committee believes that the continuing services of qualified incumbents promotes stability and continuity in the Board, contributing to the Board’s ability to work as a collective body, while giving Noven the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure.

     In 2004, the Nominating and Corporate Governance Committee initiated a search for a new director and identified potential candidates from a number of sources. Mr. Granadillo was identified and recommended by a third-party executive search firm that the Nominating and Corporate Governance Committee retained to assist the committee in the search process. Mr. Granadillo was interviewed by members of the Nominating and Corporate Governance Committee and completed a questionnaire that included questions regarding independence, possible conflicts of interest and financial acumen. After meeting to review and discuss his qualifications, the Nominating and Corporate Governance Committee unanimously recommended Mr. Granadillo for nomination to the Board. The Board elected Mr. Granadillo as a director in November 2004.

     In addition to identifying, screening and recommending qualified candidates to serve as directors, the Nominating and Corporate Governance Committee:

•	reviews potential conflicts of interest involving prospective Board members;

•	annually reviews and makes recommendations to the Board concerning the Corporate Governance Guidelines;

•	reviews the composition of the Board and the skills and experience of its members;

•	studies and makes recommendations to the Board concerning the size, composition, compensation and functioning of the Board; and

•	reviews and makes recommendations to the Board regarding the composition and responsibilities of Board Committees.

     All of the members of the Nominating and Corporate Governance Committee are “independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market.

     Members: Mr. Yetter (Chairperson) and Dr. Clarkson
     Meetings held last year: 3

Audit Committee

     The primary responsibility of the Audit Committee is to oversee Noven’s financial reporting processes on behalf of the Board and the stockholders and to report the results of its activities to the Board. The Committee:

•	is directly responsible for the appointment and termination (subject, if applicable, to stockholder ratification), compensation, and oversight of the work of the independent registered public accounting firm;

•	oversees the resolution of disagreements between management and the independent registered public accounting firm in the event that they arise, including resolution of disagreements between management and the auditor regarding financial reporting;

•	reviews with the individual responsible, if any, for the internal audit function, the independent registered public accounting firm and management of Noven the scope of their proposed audits for the current year and the proposed audit procedures to be utilized;

•	reviews and pre-approves both audit and permissible non-audit services provided by the independent registered public accounting firm and their possible impact on that firm’s independence;

•	reviews and discusses with the independent registered public accounting firm any relationships between the auditor and Noven that may impact that firm’s independence;

•	reviews and advises the Board on the selection, performance, compensation and removal of the individual, if any, responsible for Noven’s internal audit function, and the activities, organizational structure, and qualifications of the individuals involved in the internal audit function;

•	reviews and discusses with management and the independent registered public accounting firm the financial statements of Noven to be included in its periodic filings with the Securities and Exchange Commission and other relevant reports (such as reports of internal controls over financial reporting) or financial information submitted by Noven to any governmental body, or the public;

•	discusses with management and the independent registered public accounting firm the quality, not just acceptability, of the accounting principles (including accounting policies that may be viewed as critical), and the reasonableness of significant judgments, and reviews and considers with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61, Communication With Audit Committees, as amended by SASs 89 and 90 and Rule 2-07 of Regulation S-X;

•	discusses with management and the independent registered public accounting firm Noven’s critical accounting policies and confers with management and the independent registered public accounting firm on significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects on the financial statements of alternative methods permitted by generally accepted accounting principles;

•	discusses with management and the independent registered public accounting firm as appropriate the integrity of Noven’s financial reporting processes (both internal and external) and the quality and adequacy of Noven’s internal controls and disclosure controls, including Noven’s systems to monitor and manage business risk;

•	reviews management’s assertion on its assessment of the effectiveness of internal controls over financial reporting as of the end of the most recent calendar year and the independent registered public accounting firm’s report on and attestation of management’s assertions, as well as all material issues raised by management’s assessment of internal controls over financial reporting;

•	meets with the independent registered public accounting firm outside the presence of management, and discusses the independent registered public accounting firm’s evaluation of Noven’s financial and accounting personnel and the cooperation that the independent registered public accounting firm received during the course of the audit;

•	reviews and, if appropriate, approves “related party transactions”;

•	establishes procedures for the receipt, retention and treatment of complaints regarding Noven’s accounting, internal accounting controls, or auditing matters; and

•	sets hiring policies for employees or former employees of the independent registered public accounting firm.

     While the Audit Committee has the powers and responsibilities set forth in its charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that Noven’s financial statements are complete and accurate or are in compliance with generally accepted accounting principles. This is the responsibility of management and/or the independent registered public accounting firm. All of the members of the Audit Committee are “independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market and Section 10A(m)(3) of the Securities Exchange Act of 1934. Noven has identified Donald A. Denkhaus as an “audit committee financial expert” as that term is defined in applicable regulations of the Securities and Exchange Commission and the regulations thereunder.

     Members: Messrs. Denkhaus (Chairperson), Braginsky and Yetter
     Meetings held last year: 8

Compensation and Stock Option Committee

     The Compensation and Stock Option Committee provides assistance to the Board in fulfilling its responsibility to oversee and participate in the creation and administration of executive compensation programs and practices. The Committee:

•	reviews and determines the annual salary, bonus, stock options and other benefits of the executive officers of Noven;

•	reviews, approves and, if appropriate, negotiates all employment, termination and other compensation-related agreements with the executive officers of Noven;

•	reviews the operation of Noven’s executive compensation programs and establishes and reviews policies for their administration; and

•	administers Noven’s equity compensation plans including approving grants of stock options under Noven’s 1999 Long-Term Incentive Plan.

     All of the members of the Compensation and Stock Option Committee are “independent” within the meaning of the applicable listing standards of the Nasdaq Stock Market.

     Members: Dr. Clarkson (Chairperson), Messrs. Braginsky, Granadillo and Savage
     Meetings held last year: 4

Stockholder Communication with Directors

     As specified in our Corporate Governance Guidelines, Noven stockholders who want to communicate with the Board or any individual Director may write to:

Noven Pharmaceuticals, Inc.
11960 SW 144th Street
Miami, Florida 33186
Attn: General Counsel

     The letter should include a statement indicating that the sender is a Noven stockholder. The General Counsel will review all stockholder letters to the Board and depending on the subject matter will:

•	Regularly forward any letter that deals with the function of the Board or committees of the Board (or is otherwise appropriate for Board attention) to the director or directors to whom it is addressed;

•	Attempt to handle the inquiry directly if it relates to routine or ministerial matters, including requests for information about Noven and stock-related matters; or

•	Not forward the letter if it relates to an improper or irrelevant topic.

     The General Counsel or another member of management will, at each meeting of the Board, present a summary of all letters received since the last meeting that were not forwarded to the Board and will make those letters available to the Board upon request.

Director Compensation

     The following table provides information on Noven’s compensation and reimbursement practices during 2004 for non-employee directors. Directors who are employed by Noven do not receive any additional compensation for their Board activities. Dr. Clarkson does not accept any compensation for his service on the Board other than the annual stock option grant.

Annual Director Retainer	$7,500	(cash)
	$7,500	(paid in stock)

Board Meeting Attendance Fees (per meeting)	$1,000	(in person)
	$500	(by telephone)

Committee Meeting Attendance Fees (per meeting)	$1,000	(in person)
	$500	(by telephone)

Additional Retainer for Audit Committee Chair	$3,500

Additional Retainer for Other Committee Chair	$2,500

Stock Options Granted upon Election to Board	15,000	(1)

Annual Stock Options Granted (upon re-election at annual meeting)	7,500	(2)

Reimbursement for Expenses Attendant to Board Membership	Yes

(1)	Consists of an automatic grant of 15,000 options under our 1999 Long-Term Incentive Plan (the “1999 Plan”). These options have a ten-year term and are immediately exercisable.

(2)	Consists of an automatic grant of 7,500 options under our 1999 Plan. These options have a ten-year term and are immediately exercisable.

Executive Compensation

     The following table discloses compensation received by Noven’s Chief Executive Officer and its four other most highly paid executive officers for the fiscal year ended December 31, 2004, as well as their compensation for each of the fiscal years ended December 31, 2003 and December 31, 2002.

Summary Compensation Table

				Long Term
				Compensation
	Annual Compensation(1)			Awards
				Number of
				Securities	All Other
				Underlying	Compensation
Name and Principal Position	Year	Salary(2)	Bonus(3)	Options	(4) (5)
Robert C. Strauss	2004	$553,600	$461,673	100,000	$3,275
President, Chief Executive	2003	531,822	388,087	100,000	3,014
Officer & Chairman	2002	500,000	379,604	120,000	3,000

Eduardo G. Abrao, M.D.	2004	260,533	161,424	50,000	6,150
Vice President & Chief	2003	122,323	46,287	66,667	126,675
Medical Officer (5)	2002	—	—	—	—

Jeffrey F. Eisenberg	2004	259,200	160,574	50,000	6,150
Vice President – Strategic	2003	232,971	133,695	60,000	5,950
Alliances, General Counsel & Corporate Secretary	2002	199,897	116,560	50,000	2,998

				Long Term
				Compensation
	Annual Compensation(1)			Awards
				Number of
				Securities	All Other
				Underlying	Compensation
Name and Principal Position	Year	Salary(2)	Bonus(3)	Options	(4) (5)
Juan A. Mantelle	2004	254,503	157,581	50,000	6,150
Vice President & Chief	2003	239,272	182,210	50,000	6,000
Technical Officer	2002	227,115	128,027	50,000	2,530

W. Neil Jones	2004	228,165	139,391	50,000	6,150
Vice President – Marketing &	2003	214,404	118,357	50,000	6,000
Sales	2002	203,317	113,918	50,000	1,408

(1)	In addition to salary and bonus amounts, Noven’s executive officers, including those listed in this table, are eligible for certain perquisites. In 2004, these perquisites consisted primarily of airline club membership, executive physical examinations, and communication equipment and related usage fees. The value of these perquisites in 2004 was: $4,522 for Mr. Strauss; $2,190 for Dr. Abrao; $3,272 for Mr. Eisenberg; $2,338 for Mr. Mantelle and $1,489 for Mr. Jones.

(2)	Includes a non-accountable auto allowance of $10,200 for Mr. Strauss and $7,200 for other executives listed in the table.

(3)	Represents payments made under Noven’s performance-based Annual Incentive Plan. For the target percentages and additional information regarding this plan, see “Compensation and Stock Option Committee Report on Executive Compensation.”

(4)	Represents matching contributions made by Noven under its Employee Savings Plan (the “401(k) Plan”), a plan providing for broad-based employee participation.

(5)	Dr. Abrao joined Noven in September 2003. Amounts reported in “All Other Compensation” for 2003 represent relocation costs, including $109,848 related to the sale of Dr. Abrao’s former residence and $13,254 for temporary living facilities.

Option Grants In Last Fiscal Year

     The following table provides information on stock option grants in 2004 to the executive officers named in the Summary Compensation Table.

		% of Total			Potential Realizable Value
		Options			at Assumed Annual Rates of
		Granted to	Exercise		Stock Price Appreciation for
	Options	Employees	or Base	Expiration	Option Term
Name	Granted	in 2004	Price	Date	5%	10%
Robert C. Strauss	100,000	10.08%	$22.60	11/10/2011	$920,047	$2,144,101

Eduardo G. Abrao, M.D.	50,000	5.04%	22.60	11/10/2011	460,023	1,072,050

Jeffrey F. Eisenberg	50,000	5.04%	22.60	11/10/2011	460,023	1,072,050

Juan A. Mantelle	50,000	5.04%	22.60	11/10/2011	460,023	1,072,050

W. Neil Jones	50,000	5.04%	22.60	11/10/2011	460,023	1,072,050

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year End Option Values

     The following table sets forth certain information with respect to outstanding stock options held at year end or exercised in 2004 by the executive officers named in the Summary Compensation Table.

				Number of Securities		Value of Unexercised
	Shares		Value	Underlying Unexercised Options		In-the-Money Options at
	Acquired		Realized	At December 31, 2004		December 31, 2004
Name	on Exercise (#)		($) (1)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
Robert C. Strauss	364,999	(2)	$4,808,034	320,500	312,000	$1,141,076	$882,680

Eduardo G. Abrao, M.D.	0		0	13,333	103,334	81,431	325,736

Jeffrey F. Eisenberg	17,400		349,642	122,600	155,000	463,750	474,380

Juan A. Mantelle	21,194		297,401	78,807	140,001	268,730	413,780

W. Neil Jones	60,748		838,668	73,290	138,962	183,489	413,780

(1)	Value realized is the spread between the market value of Noven’s common stock on the date of exercise and the exercise price.

(2)	Represents exercises of options pursuant to a Rule 10b5-1 trading plan adopted by Mr. Strauss in November 2003 for certain stock options that expired in 2004.

Employment and Severance Agreements

     On November 5, 2003, Noven entered into an amended and restated employment agreement with Robert C. Strauss as President and Chief Executive Officer that replaced Mr. Strauss’s former employment agreement. The initial term of his agreement expires on December 31, 2006 and will continue for consecutive one-year terms unless it is terminated by either party under certain conditions. Mr. Strauss’s initial base salary under this agreement is $522,500 per annum, subject to further increases and incentive compensation at the sole discretion of the Board. Under his agreement, Mr. Strauss receives an auto allowance of $850 per month, up to $2,500 of annual financial and tax planning services and an annual physical examination. He is also entitled to participate in all incentive, savings and retirement plans, as well as welfare benefit plans that are available to executive officers of Noven. Further, upon termination “without cause” or for “good reason” (as defined in the agreement), including, termination after a “change of control” through (i) the acquisition of 30% or more of the then issued and outstanding shares of common stock of Noven by any person, entity or group (within the meaning of Section 13(d)(3) or 14(d) of the Securities Exchange Act of 1934), (ii) the reconstitution of the Board whereby the existing members cease to constitute at least a majority of the Board (other than a reconstitution approved by the incumbent Board), (iii) the approval of a reorganization or consolidation, where stockholders of Noven do not, immediately thereafter, own more than 51% of the combined voting power of the reorganized, merged or consolidated corporation, (iv) a liquidation or dissolution of Noven, or (v) a sale or distribution of all or substantially all the assets of Noven, Mr. Strauss would be entitled to a lump sum payment of up to 2.75 times his then “annual base salary” and “highest annual bonus” (as defined in the agreement). In the event that any payments made in connection with a change in control would be subjected to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as

amended, Noven will “gross-up” Mr. Strauss’ compensation for all federal, state and local income and excise taxes and any penalties and interest thereon.

Change in Control Agreements

     Noven has entered into change in control employment agreements with 11 of its officers, including the executive officers (other than Mr. Strauss) named in the Summary Compensation Table above. These agreements are intended to further the interests of Noven’s stockholders by providing for continuity of management in the event of a change in control of Noven. The agreements become effective if a change in control occurs during the three-year period that commences on the execution of the agreement. The period may be renewed each year for an additional three years, at the option of Noven’s Board of Directors.

     The change of control agreements were amended in November 2004 to conform the definition of “Change of Control” in these agreements with the definition of “Change of Control” in the Noven Pharmaceuticals, Inc. 1999 Long-Term Incentive Plan. Under the change in control agreements, a change in control includes any of the following events: (i) the acquisition of 40% or more of Noven’s common stock by a person or group, (ii) a change in the majority of the Board (other than a change approved by the incumbent Board), (iii) approval by the stockholders of a reorganization, merger or consolidation, or (iv) approval by the stockholders of a liquidation or dissolution or sale of all or substantially all of the assets of Noven. Exceptions are provided for certain transactions, including those where the existing stockholders of Noven maintain effective control.

     Once the agreements become effective upon a change in control, they have a term of two years. Each agreement provides that a covered officer will have the position, responsibilities and authority at least commensurate with those held during the ninety days preceding the change in control. Each agreement also provides that the covered officer will be paid an annual base salary equal to the highest salary received during the 12 months preceding the change in control; will be entitled to an annual bonus equal to the average annual bonus paid during the three years preceding the change in control; and will be entitled to continued participation in Noven’s benefit plans, fringe benefits, office support and staff, vacation, and expense reimbursement on the same basis as prior to the change in control, and in any case no less favorable than those provided by Noven to “peer executives” (as defined in the agreements).

     If, following a change in control, the officer is terminated for any reason other than death, disability or for cause, or if such officer terminates his employment agreement for “good reason” (as defined in the agreements), then the officer is entitled to a severance payment equal to two times the officer’s “annual base salary” and “highest annual bonus” (as defined in the agreements). The agreements also provide that the officer is entitled to continue to participate in Noven’s welfare benefit plans for the full two-year employment period.

     In the event that any payments made in connection with a change in control would be subjected to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, Noven will “gross-up” the officer’s compensation for all federal, state and local income and excise taxes and any penalties and interest thereon.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder requires Noven’s executive officers and directors to file with the Securities and Exchange Commission reports of ownership and changes in ownership of Noven’s stock. Copies of these reports are furnished to Noven. Based solely on Noven’s review of the copies of such reports furnished to Noven and representations from the persons subject to Section 16(a) with respect to Noven, we believe that during 2004 all of Noven’s executive officers and directors complied with the Section 16(a) requirements.

Stockholder Return Performance Graph

     The graph below shows the five-year cumulative total stockholder return assuming the investment of $100 on December 31, 1999 (and the reinvestment of dividends thereafter) in each of Noven common stock, the Russell 2000 Stock Index and Noven’s Peer Group (Value Line Drugs Index).

Comparison of Five-Year Cumulative Total Return
Noven Pharmaceuticals, Russell 2000 Index And Value Line Drugs Index
(Performance Results Through December 31, 2004)

	1999	2000	2001	2002	2003	2004
Noven Pharmaceuticals	$100.00	$222.89	$105.85	$55.04	$90.71	$101.74
Russell 2000 Index	100.00	96.10	97.09	76.14	110.69	129.50
Value Line Drugs Index	100.00	180.19	171.60	141.73	181.84	180.21

Source: Value Line, Inc.

Compensation and Stock Option Committee Report on Executive Compensation

The following Report of the Compensation and Stock Option Committee and the performance graph included immediately above do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by Noven under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Noven specifically incorporates this Report or the performance graphs by reference therein.

Overview

     Noven’s executive compensation policies and programs are established and administered by the Compensation and Stock Option Committee (the “Committee”), which consists of four non-employee, independent directors.

     Noven’s compensation policies and programs are designed to serve Noven’s goal of creating long-term stockholder value by allowing Noven to secure and retain the services of high quality executives and by aligning the interests of the executives with those of Noven’s stockholders.

     Noven’s compensation program consists of the following three components:

(1)	base salary,

(2)	performance-based annual incentives, and

(3)	long-term equity incentives.

     In 2004, Noven’s annual incentives were awarded in the form of cash bonuses and long-term incentives were awarded in the form of stock options. Compensation for Noven’s executive officers therefore provides incentives that promote both the short-term and long-term financial objectives of Noven. Achievement of short-term objectives is rewarded through base salary and annual performance incentives, while equity-based incentive grants relate a significant portion of compensation to long-term stock price appreciation realized by Noven’s stockholders.

     Noven’s compensation program has been designed to attract and retain executive talent in as straightforward and simplified way as feasible. Noven, for example, does not have a deferred compensation plan, a defined benefit plan or supplemental executive retirement plan.

     It has been the practice of the Committee to retain a compensation consultant on a biennial basis to assist the Committee in fulfilling its responsibilities. The Committee has engaged an independent consultant in 2005. To enforce the independent nature of the consultant, it is the Committee’s policy to engage a consultant that does not provide any other services to Noven (other than incidental or immaterial services).

     The Committee reviews compensation data for companies that compete with Noven for executive talent. These peer companies include primarily drug and healthcare companies and are chosen on the basis of sales, market capitalization and geographic location. It is the Committee’s practice to target cash compensation at approximately the 50th percentile of the peer companies.

     While Noven’s compensation program can be broken down into components, the Committee considers total pay when setting executive compensation. In setting Noven’s 2005 executive compensation, the Committee reviewed and considered the salaries previously paid to each executive officer, the bonuses previously earned by each executive officer, the option grant history for each executive officer, the accumulated realized and unrealized option gains for each executive officer and a list of executive perquisites and the incremental cost of each to Noven.

Base Salary

     The Committee determines each executive officer’s base salary by considering the competitive information described above, the individual’s responsibility, the individual’s performance and the performance of the business. For executives other than the Chief Executive Officer, the Committee also considers the performance assessment and salary recommendations submitted by the Chief Executive Officer. For 2005, the Committee has approved the following base salaries (not including auto allowance) for the executive officers listed in the Summary Compensation Table on page 14: Robert C. Strauss $565,136; Jeffrey F. Eisenberg $264,600; Dr. Eduardo G. Abrao $263,467; Juan A. Mantelle $257,690; and W. Neil Jones $229,803.

Annual Incentives

     Noven’s annual incentive plan is designed to motivate executives by recognizing and rewarding performance. The Committee believes that performance-based annual incentives, in the form of bonuses, should represent a significant component of Noven’s executive compensation program. For 2004, the Committee adopted an annual incentive plan that included goals for both company financial performance and individual performance against pre-established financial and non-financial objectives, with the greatest weight given to company performance. All employees of Noven are eligible to participate in this broad based plan. The plan provides that, in determining the Chief Executive Officer’s bonus, the sole measure is company performance. The Committee fixed percentages of base salary as target incentive bonus awards for the executives. The 2004 target bonus was set at 60% of base salary for the Chief Executive Officer and at 45% of base salary for each of the other executive officers. For Noven’s financial performance goals, the Committee also set targets for both revenues and pre-tax income based on the board–approved budget. To the extent that actual revenues and pre-tax income are equal to, greater than or less than the company performance targets, an executive’s bonus award may be equal to, greater than or less than his or her target award. However, minimum corporate financial performance thresholds must be met before any performance bonus will be paid. The Committee then determines whether each executive other than the Chief Executive Officer has met his individual performance goals in determining his final award. In 2004, Noven exceeded the revenue and pre-tax income goals, and, in accordance with the plan formula, the bonus awards to each of the executive officers were greater than their initial target awards.

     For 2005, the Committee has adopted an annual incentive plan that closely follows the format of the 2004 plan with new targets set for 2005 revenues and pre-tax income based on the board approved budget, excluding potential new products such as our fentanyl patch and our methylphenidate patch. The individual target bonuses for the executive officers are unchanged from the 2004 levels. In addition, the Committee has approved an additional bonus pool in 2005 equal to five percent of the pre-tax income related to our fentanyl patch. All Noven employees will participate in the additional pool based upon their individually established target bonus, with the exception that 10% of the amount that would otherwise apply to Noven’s executive officers will be reallocated to Noven’s non-exempt employees.

Long-term Incentives

     Stock options represent a significant portion of total compensation for Noven’s executive officers. Options are generally awarded to executive officers at the time that they join Noven and annually thereafter. Stock options are granted at the prevailing market price on the date of grant, and will only have value if the value of Noven’s common stock increases. In 2004, the Committee reduced the vesting schedule for employee options to four years. The previous five year vesting schedule for employee options was viewed by the Committee as overly restrictive. Employee options generally expire seven years from the date of grant. Executives must be employed by Noven at the time of vesting in order to exercise the options. The determination of the timing and number of stock options granted to the executive officers is made by reference to ranges that are established based on the competitive information described above as well as the executive’s level of responsibility and past performance.

Chief Executive Officer Compensation

     Mr. Strauss has been Noven’s Chief Executive Officer since December 1997, and is subject to an employment contract. See “Employment and Severance Agreements” above for a description of Mr. Strauss’s employment agreement. In setting the base salary of Mr. Strauss, the Committee evaluates the terms of Mr. Strauss’s contract as well as the same factors that it considers in establishing the salary levels of the executive officers generally, including competitive information. In addition, the Committee considers the status of Mr. Strauss as Noven’s most senior officer and the important role he has in achieving overall corporate goals. As noted above, he will receive a base salary in 2005 equal to $565,136 (not including an auto allowance of $10,200), which represents a 4% increase over his 2004 base salary, which was consistent with increases given to other executives and was considered appropriate based upon Mr. Strauss’s efforts and contributions to Noven. In particular, the Committee noted Mr. Strauss’s contribution in connection with: the strategic licensing of Noven’s transdermal fentanyl patch to Endo Pharmaceuticals Inc.; the production of initial launch supplies of the fentanyl patch; advancement of development efforts under Noven’s collaboration with P&G Pharmaceuticals, which resulted in a $3 million milestone payment in 2004; and the performance of Novogyne Pharmaceuticals compared to the U.S. menopausal hormone therapy market since the Women’s Health Initiative and related studies.

     In awarding stock options to Mr. Strauss, the Committee sets guidelines based on the competitive compensation data described above, and then considers overall corporate performance and Mr. Strauss’s role in attaining those results. He was granted stock options for a total of 100,000 shares of Noven common stock in 2004 at an exercise price of $22.60. In accordance with the bonus plan described above, Mr. Strauss received a bonus for 2004 equal to $461,673.

     Based on its review, the Committee has determined that the compensation of the Chief Executive Officer and other executive officers is reasonable.

Internal Revenue Code Limits on Deductibility of Compensation

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation’s chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met.

     The Committee believes that it is generally in Noven’s best interest to attempt to structure performance-based compensation, including stock option grants or performance-based restricted stock or restricted stock unit awards and annual bonuses, to executive officers who may be subject to Section 162(m) in a manner that satisfies the statute’s requirements. The compensation payable to our chief executive officer and our four other most highly compensated officers for 2004 was fully deductible under Section 162(m). However, the Committee recognizes the need to retain flexibility to make compensation decisions that may not meet Section 162(m) standards when necessary to enable the Company to meet its overall objectives, even if the Company may not deduct all of the compensation. Accordingly, the Committee may in the future approve compensation arrangements for certain officers that are not fully deductible. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the Noven’s efforts, that compensation intended by the Committee to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

Compensation and Stock Option Committee
John G. Clarkson, M.D., Chairperson
Sidney Braginsky
Pedro P. Granadillo
Robert G. Savage

PROPOSAL 2 — RATIFICATION AND APPROVAL OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as Noven’s independent registered public accounting firm to audit Noven’s financial statements for the 2005 calendar year and will offer a resolution at the annual meeting to ratify the appointment. Deloitte & Touche LLP has served as Noven’s independent accountants since 1991 and during the year ended December 31, 2004 provided audit and permissible non-audit services. Noven has been advised that a representative of Deloitte & Touche LLP will be present at the annual meeting and will have an opportunity to make a statement and to respond to appropriate questions raised.

Fees Paid to Deloitte & Touche LLP

     The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of Noven’s annual financial statements for the years ended December 31, 2004 and December 31, 2003, and fees billed for other services rendered by Deloitte & Touche LLP during those periods.

	2004	2003
Audit Fees (1)	$681,000	$209,000
Audit Related Fees (2)	$30,000	$125,000
Tax Fees (3)	$20,000	$9,000
All Other Fees	—	—

Total	$731,000	$343,000

(1)	Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide. In 2004, fees for services related to Section 404(c) of the Sarbanes-Oxley Act were $447,000.

(2)	Audit-related fees consisted principally of 401(k) plan audit and consulting on financial accounting/reporting standards for transactions and related matters.

(3)	Tax fees consisted principally of work performed with respect to state tax matters and planning therefore.

     The Audit Committee has adopted a formal policy on auditor independence requiring the pre-approval by the Audit Committee of all audit and non-audit services from Noven’s independent registered public accounting firm. In determining whether to pre-approve any services from Noven’s independent registered public accounting firm, the Audit Committee assesses, among other things, the impact of that service on the independent accountants.

     The Board recommends a vote FOR ratification and approval of the selection of Deloitte & Touche LLP as Noven’s independent registered public accounting firm for 2005. If the appointment is not ratified, the Audit Committee will select other independent accountants.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the Report of the Audit Committee below shall not be incorporated by reference into any such filings. This report shall also not be deemed to be “soliciting material,” or to have been “filed” with the Securities and Exchange Commission or subject to Regulation 14A under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 thereof.

     The Audit Committee of the Board of Directors is responsible for, among other things, monitoring:

•	the integrity of Noven’s financial statements;

•	its system of internal control over financial reporting; and

•	the independence, qualifications and performance of Noven’s registered public accounting firm.

     The Audit Committee is composed of three non-employee directors and operates under a written charter adopted and approved by the Board of Directors. The Board of Directors, in its business judgment, has determined that each Audit Committee member is “independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market and under Section 10A(m)(3) of the Securities Exchange Act of 1934. Noven has identified Donald A. Denkhaus as an “audit committee financial expert” as that term is defined in applicable regulations of the Securities and Exchange Commission and the regulations thereunder. The Audit Committee has sole authority to retain, oversee, and terminate Noven’s registered public accounting firm, to approve fees and other terms of the engagement, and to approve any permitted non-audit services with Noven’s independent registered public accounting firm.

     Noven’s management is responsible for the preparation, presentation and integrity of Noven’s financial statements, Noven’s accounting and financial reporting process, including the system of internal control over financial reporting, and procedures to assure compliance with applicable accounting standards and applicable laws and regulations and for the report on Noven’s internal control over financial reporting. Noven’s independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America and for expressing an opinion on management’s assessment of the effectiveness of Noven’s internal control over financial reporting and expressing an opinion on the effectiveness of Noven’s internal control over financial reporting. Our responsibility is to independently monitor and review these processes and to review and discuss management’s report on Noven’s internal control over financial reporting. We are not, however, professionals engaged in the practice of accounting or auditing, including, without limitation, with respect to auditor independence. We must rely, without independent verification, on the information provided to us and on the representations made by management and Noven’s registered public accounting firm. Accordingly, although we consult with and discuss these matters and our questions and concerns with management and Noven’s registered public accounting firm, our oversight cannot provide an independent basis to assure that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures consistent with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions cannot assure that the audit of Noven’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB), that the financial statements are presented in accordance with generally accepted accounting principles or that Noven’s auditors are in fact “independent.”

     In this context, we held eight meetings during the year ended December 31, 2004. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, and Noven’s independent registered public accounting firm, Deloitte & Touche LLP. We discussed with Deloitte & Touche LLP, with and without management present, the results of their examinations and their evaluations of Noven’s financial statements and internal control over financial reporting.

     We reviewed and discussed Noven’s progress on complying with Section 404 of the Sarbanes-Oxley Act of 2002, including PCAOB Auditing Standard No. 2 regarding the audit of internal control over financial reporting. We also met with Ernst & Young LLP, an accounting firm retained by Noven to assist in its compliance with Section 404.

     We have reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2004 with management and Deloitte & Touche LLP.

     We also discussed with Deloitte & Touche LLP matters required to be discussed with audit committees under standards of the PCAOB, including, among other things, matters related to the conduct of the audit of Noven’s financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees) by SAS’s 89 and 90 and Rule 2-07 of Regulation S-X. Our discussions also included a discussion of the background and experience of the Deloitte & Touche LLP audit team assigned to Noven and the quality control procedures established by Deloitte & Touche LLP.

     Deloitte & Touche LLP also provided to us the written communications and disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and represented that it is independent from Noven. When considering Deloitte & Touche LLP’s independence, we considered whether their provision of services to Noven beyond those rendered in connection with their audit and review of Noven’s financial statements and the attestation of management’s report on internal control over financial reporting were compatible with maintaining their independence. We received regular updates on the amount of fees and scope of audit and audit-related services provided by Deloitte & Touche LLP.

     Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board of Directors that Noven’s audited financial statements for the year ended December 31, 2004 be included in Noven’s Annual Report on Form 10-K. We have also selected Deloitte & Touche LLP as Noven’s independent registered public accounting firm for the year ending December 31, 2005 and are presenting the selection to the stockholders for ratification.

Audit Committee:
Donald A. Denkhaus, Chairperson
Sidney Braginsky
Wayne P. Yetter

DELIVERY OF VOTING MATERIALS

     To reduce the expenses of delivering duplicate voting materials to our stockholders who may have more than one Noven stock account, we are taking advantage of “householding” rules that permit us to deliver only one set of the Proxy Statement and the 2004 Annual Report to stockholders who share an address unless otherwise requested. If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you. For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by calling us at: (305) 253-5099 or by writing us at: Noven Pharmaceuticals, Inc., 11960 S.W. 144th Street, Miami, Florida 33186, Attn: Corporate Secretary.

ADDITIONAL QUESTIONS AND INFORMATION REGARDING
THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS

Q:	What happens if additional proposals are presented at the meeting?

A:	Other than the two proposals described in this Proxy Statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of Noven’s nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:	What class of shares is entitled to be voted?

A:	Each share of Noven’s common stock outstanding as of the close of business on March 28, 2005, the Record Date, is entitled to one vote at the annual meeting. On the Record Date, we had approximately 23,547,385 shares of common stock issued and outstanding.

Q:	What is the quorum requirement for the meeting?

A:	The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:	Who will bear the cost of soliciting votes for the meeting?

A:	Noven will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. However, if you choose to vote over the Internet you will bear the expenses for your Internet access. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by Noven’s directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?

A:	Yes, you may submit proposals for consideration at future stockholder meetings, including director nominations.

Stockholder Proposals for Presentation at Meeting: Our By-laws govern the submission of nominations for director or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but which are not included in Noven’s Proxy Statement for that meeting. Under our By-laws, nominations for director or other business proposals to be addressed at our next annual meeting may be made by a stockholder entitled to vote who has delivered a notice to the Corporate Secretary of Noven no later than the close of business on February 10, 2006 and not earlier than December 12, 2005, which dates are based on the mailing of this proxy statement on April 11, 2005. The notice must contain the information required by the By-laws.

These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the Proxy Statement under the rules of the Securities and Exchange Commission.

A proxy granted by a stockholder will give discretionary authority to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the Securities and Exchange Commission.

Stockholder Proposals for Inclusion in Proxy: In order for a stockholder proposal to be considered for inclusion in Noven’s Proxy Statement for next year’s annual meeting, the written proposal must be received by Noven’s Corporate Secretary no later than December 12, 2005. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company sponsored proxy materials.

Copy of By-law Provisions: You may contact Noven’s Corporate Secretary at Noven’s headquarters for a copy of the relevant By-law provisions regarding the requirements for making stockholder proposals and nominating director candidates.

By Order of the Board of Directors

JEFFREY F. EISENBERG Vice President – Strategic Alliances, General Counsel & Corporate Secretary

April 11, 2005

Appendix A

Noven Pharmaceuticals, Inc.

Board of Directors

Corporate Governance Guidelines
(dated as of November 3, 2004)

A. Composition of the Board

     1. Size of the Board

     The Company’s Bylaws provide that the number of Directors shall be not less than three or more than ten. The Board will periodically review the appropriate size of the Board.

     2. Independent Directors.

     The Board should have a significant majority of independent Directors and the expectation of the Board is that the number of employee Directors should not exceed two. The determination of a Director’s independence shall be made in accordance with the applicable rules of the Securities and Exchange Commission and the NASDAQ Stock Market. Such determination shall be made by the Board following a review of all relevant information and a recommendation by the Nominating and Corporate Governance Committee.

     3. Director Qualifications.

     The Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and be selected based upon contributions they can make to the Board and the Company.

     4. Selection of New Directors.

     The Nominating and Corporate Governance Committee shall, as one of its responsibilities, recommend director candidates to the full Board based on recommendations from the Chairman, the Chief Executive Officer, other board members and the Company’s stockholders. Recommendations from stockholders should be submitted to the Company in accordance with the procedures set forth in the Company’s Bylaws. Board candidates should be considered by the Nominating and Corporate Governance Committee on a case-by-case basis using various criteria, such as a candidate’s business and industry experience, personal and professional reputation, professional skill, status as an “independent” director, financial expertise and the current composition of the Board. There are no minimum criteria for nomination to the Board.

     5. Director Tenure.

     While the Board does not favor term limits or a mandatory retirement age for Directors, the Nominating and Corporate Governance Committee should consider a director’s tenure in making a recommendation to the Board whether or not a director should be nominated for reelection to another term. In particular, the Nominating and Corporate Governance Committee should consider factors such as the Director’s continued productivity and the value to the Company of retaining such director.

     Employee Directors are expected to resign from the Board upon their resignation, removal or retirement as an officer of the Company. There may be circumstances where this policy would not apply, including circumstances where it would be in the best interest of the Corporation for the Chairman and Chief Executive Officer to remain in the role of Chairman in connection with the appointment of a new Chief Executive Officer.

     6. Directors Changing Their Present Job Responsibility.

     A Director shall offer, in writing, to resign if there is any significant change in his or her personal circumstances, including a fundamental change in his or her job responsibilities. The Chairman of the Nominating and Corporate Governance Committee may recommend, to the full Board, acceptance or rejection of such an offer after consultation with the Nominating and Corporate Governance Committee members and the Chairman of the Board.

     7. Other Directorships.

     Directors are expected to advise the Chairman of the Board and the Chairman of the Nominating and Corporate Governance Committee promptly upon accepting any other public company directorship or any assignment to the audit committee or compensation committee of any public company of which such Director is a member. Unless the Board determines that the carrying out of a Director’s responsibilities to the Company will not be adversely affected by the Director’s other directorships, Directors should not serve on more than four other public company boards.

B. Responsibilities

     1. Basic Duties

     The basic responsibility of the Directors is to exercise their business judgment in good faith to act in what they believe to be in the best interests of the Company. Directors are expected to regularly attend Board meetings and meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. To prepare for meetings, Directors are expected to review the materials that are sent to Directors in advance of those meetings. Directors are also expected to attend the Company’s Annual Meeting of Stockholders, absent a valid reason, such as a scheduling conflict.

     2. Board Meetings

     (a) Selection of Agenda Items.

     The Chairman and Chief Executive Officer, in consultation with the Corporate Secretary and members of the Board, should establish the agenda for Board meetings. Directors may raise at any Board meeting subjects that are not on the agenda for that meeting.

     (b) Distribution of Materials.

     The Board believes it is critical for members to have materials on topics to be discussed sufficiently in advance of the meeting date and for Board members to be kept abreast of significant developments between Board meetings. The Company regularly informs Board members of Company and competitive developments and shall distribute, sufficiently in advance of meetings to permit meaningful review, written materials for use at Board meetings.

     (c) Board Presentations.

     The Board members can generally expect to receive summaries/slides of presentations several business days in advance of a meeting to enable them to prepare for the meeting.

     (d) Attendance of Non-Directors.

     The Board believes that attendance of key executive officers augments the meeting process. The Company’s Chief Financial Officer and General Counsel regularly attend all scheduled Board meetings. The Chief Executive Officer encourages both persons to respond to questions posed by Board members relating to their areas of expertise. Such persons shall not attend Executive Sessions of the Board or any committee thereof, unless requested. The Board also believes that executive officers of the Company can assist the Board with its deliberations and provide critical insights and analyses, particularly when the Board hears presentations on the business plan for the upcoming year. Attendance of such officers allows the most knowledgeable and accountable executives to communicate directly with the Board. It also provides the Board direct access to individuals critical to the Company’s succession planning.

     (e) Participation in Strategic Issues Discussions.

     The full Board should engage in discussions on strategic issues and ensure that there is sufficient time devoted to Director interchange on these subjects.

     (f) Number of Meetings.

     The Board of Directors shall hold a minimum of four meetings per year.

     3. Conflicts of Interest.

     Directors are expected to avoid any action, position or interest that conflicts with an interest of the Company, or gives the appearance of a conflict. The Company annually solicits information from Directors in order to monitor potential conflicts of interest and Directors are expected to be mindful of their fiduciary obligations to the Company. When faced with a situation involving a potential conflict of interest, Directors are encouraged to seek advice from the General Counsel. Directors shall recuse themselves and not participate in the discussion and vote on any matter presented at a Board meeting if they believe that they have a personal interest or a conflict of interest. If a significant conflict of interest with a Director exists and cannot be resolved, the Director is expected to tender his or her resignation to the Chairman of the Board.

     4. Consulting Agreements with Directors.

     The Board believes that, absent extraordinary circumstances, the Company should not enter into paid consulting arrangements with independent Directors.

     5. Share Ownership by Directors.

     The Board believes that the number of shares of the Company’s common stock owned by each Director is a personal decision; however, the Board strongly supports the position that Directors should own a meaningful number of shares in the Company. Directors agree to pledge that for as long as they serve as Directors of the Company, they will retain the portion of the director’s fee paid in the Company’s common stock.

     6. Director Compensation.

     The Nominating and Corporate Governance Committee shall recommend Director compensation and benefits to the full Board based on comparable information for companies of similar size and recommendations from management. Directors who are officers of the company shall receive no additional remuneration for serving as a Director. The Nominating and Corporate Governance Committee will seek, among other factors, a compensation program that aligns the Board with the long-term interests of the Company’s stockholders, compensates directors fairly for their work and promotes ownership by the directors of Company stock. The Committee will obtain advice on competitive compensation practices and may retain an outside consultant for this purpose. The Committee shall provide for pro-rated compensation treatment for directors who are appointed to the Board other than coincident with the Company’s Annual Meeting of Stockholders.

     7. Assessing Board Performance.

     The Nominating and Corporate Governance Committee has the responsibility to assess the Board’s performance and effectiveness. A self-evaluation shall be conducted annually to determine whether the Board and its committees are functioning effectively. The Board will discuss the results of the self-evaluations to determine what actions could improve Board and committee performance. In addition, the Audit Committee shall annually conduct a self-assessment of the performance and effectiveness of the Audit Committee in accordance with its charter.

     8. Lead Independent Director.

     The Chairman of the Nominating and Corporate Governance Committee (or such other independent Director selected by the independent Directors) shall serve as the Lead Independent Director at any time that the Chairman of the Board also serves as an executive officer of the Company. The Lead Independent Director shall preside at executive sessions of the independent Directors and shall generally be responsible for coordinating the activities of the other independent Directors.

     9. Executive Sessions of Independent Directors.

     The independent Directors shall meet at each regularly scheduled Board meeting.

     10. Board Access to Management and Independent Advisors.

     Board members have complete and open access to members of management. The Chief Executive Officer shall invite key employees to attend Board and Committee meetings at which the Chief Executive Officer believes they can meaningfully contribute to Board and Committee discussion. The Board and committees may consult with and retain independent legal, financial and other advisors as they may deem necessary.

     11. Confidentiality of Information.

     In order to facilitate open discussion, the Board believes maintaining confidentiality of information and deliberations is an imperative.

     12. Director Orientation and Continuing Education.

     New Directors shall participate in an orientation program to familiarize themselves with the Company’s businesses and operations, and their responsibilities and duties as Directors. Continuing education for Directors shall be conducted through a number of methods, including presentations by the Company’s officers concerning the Company’s strategies, initiatives and business plans; and presentations by outside parties concerning industry issues and general business and regulatory matters. In addition, Directors are encouraged to attend, at the Company’s expense, director continuing education programs offered by various organizations.

     13. Chief Executive Officer Evaluation and Executive Succession Planning.

(a) The Board plans for succession to the position of Chief Executive Officer. The Compensation and Stock Option Committee is responsible for making recommendations to the Board about succession planning. The Compensation and Stock Option Committee also recommends to the Board crisis plans in the event of an emergency or the unexpected retirement of the Chief Executive Officer.

(b) The Chief Executive Officer shall annually report to the Board his or her assessment of senior managers and their potential to succeed him or her, and such report shall be reviewed by the Compensation and Stock Option Committee. The report shall also contain the Chief Executive Officer’s recommendation as to his or her successor.

(c) The Compensation and Stock Option Committee is responsible for making recommendations to the Board concerning performance goals for the Chief Executive Officer and for evaluating his or her performance against such goals.

C. Board Committees

     1. Committee Structure.

     The Board shall at all times maintain committees with the following responsibilities: an audit committee, a compensation committee, and a nominating and governance committee. Each of these committees shall operate in accordance with the applicable rules of the Securities and Exchange Commission and the Nasdaq Stock Market, including all requirements related to director independence.

     2. Committee Charters.

     Each committee shall have its own charter setting forth the purposes and responsibilities of the committee.

     3. Rotation of Committee Assignments and Chairs.

     Committee assignments and the designation of respective committee Chairs should be based on each Director’s knowledge, interests and areas of expertise. The Board does not favor mandatory rotation of committee assignments or Chairs. The Board believes experience and continuity are more important than rotation and that Board members and Chairs should be rotated if rotation is likely to improve committee performance or facilitate committee work.

     4. Frequency and Length of Board Committee Meetings.

     The Chairman and Chief Executive Officer should regularly consult with committee Chairs to obtain their insights and to optimize committee performance. The committee Chairs, in consultation with the Chairman, the Chief Financial Officer and the General Counsel, should establish the frequency and length of committee meetings.

     5. Development of Committee Agenda.

     The committee Chairs, working with the Chairman and Chief Executive Officer, should establish committee agendas for the year. All standing committees should meet regularly during the year and receive reports from Company personnel on Company developments affecting the committee’s work.

D. Stockholder Communication with Directors.

Stockholders who want to communicate with the Board or any individual Director may write to:

Noven Pharmaceuticals, Inc.
11960 SW 144th Street
Miami, Florida 33186
Attn: General Counsel

The letter should include a statement indicating that the sender is a Company stockholder. The General Counsel will review all stockholder letters to the Board and depending on the subject matter will:

•	Regularly forward any letter that deals with the function of the Board or committees of the Board (or is otherwise appropriate for Board attention) to the Director or Directors to whom it is addressed;

•	Attempt to handle the inquiry directly if it relates to routine or ministerial matters, including requests for information about the Company and stock-related matters; or

•	Not forward the letter if it relates to an improper or irrelevant topic.

The General Counsel or another member of management will, at each meeting of the Board, present a summary of all letters received since the last meeting that were not forwarded to the Board and will make those letters available to the Board upon request.

Appendix B

NOVEN PHARMACEUTICALS, INC.
AUDIT COMMITTEE

Charter
May 17, 2004

Organization

There shall be a committee of the Board of Directors (the “Board”) to be known as the Audit Committee (the “Committee”). The Committee shall be comprised of not less than three members of the Board, each of whom shall be independent, as defined by all applicable rules and regulations. Furthermore, members of the committee shall not, directly or indirectly, accept any consulting, advisory, or other compensatory fee from the Corporation, other than fees associated with service on the Board and its committees. All Committee members shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee and shall be “financially literate,” and at least one Committee member shall be an “audit committee financial expert” as such terms are defined by the criteria established by the Securities and Exchange Commission (the “SEC”) and other applicable rules and regulations. The existence of at least one “audit committee financial expert”, including his or her name, shall be disclosed in periodic filings as may required by the SEC. The members of the Committee shall be appointed by the Board at the annual organizational meeting of the Board and shall serve until the next annual meeting or until their successors shall be duly elected and qualified. Unless a Chair is appointed by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Statement of Policy

The Committee shall provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, the investment community and others relating to: the integrity of the Corporation’s financial statements; the financial reporting process; the systems of internal accounting and financial controls and systems of disclosure controls; the performance of the Corporation’s internal audit function and outside auditors and the overall audit process; the outside auditor’s qualifications and independence.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Corporation and the authority to engage independent legal, accounting and other advisers as it determines necessary to carry out its duties. The Corporation shall provide appropriate funding, as determined by the Committee, for compensation to the outside auditor and to any advisers that the Committee may choose to engage. The decision to engage or to terminate any advisers to the Committee and the decisions regarding fee arrangements for any such advisers shall be made solely by the Committee.

The Committee shall hold at least four meetings per year, or more frequently as circumstances may dictate. If the Committee deems it advisable, its meetings may include an executive session of the Committee absent members of management and on such terms and conditions as the Committee may elect. The Committee should meet periodically with management, the individual, if any, responsible for the internal auditing function and the outside auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately. In addition, the Committee should meet quarterly with the outside auditors and management to discuss the annual audited financial statements and quarterly financial statements, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Responsibilities

The primary responsibility of the Committee is to oversee the Corporation’s reporting processes on behalf of the Board and the shareholders and to report the results of its activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States (“GAAP”). Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements. The outside auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim condensed financial statements. The Committee’s functions are not intended to duplicate or to certify the activities of management and the outside auditor, nor can the Committee certify that the outside auditor is “independent” within the meaning of applicable rules and regulations.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible to enable the Committee to react to changing conditions and circumstances. The processes set forth below are intended to serve as a guide with the understanding that the Committee may supplement them as appropriate. The following shall not be deemed an exclusive list of the powers and responsibilities of the Committee, and the Committee shall be authorized to perform other activities consistent with this Charter, the Corporation’s Certificate of Incorporation, By-laws and governing law, as the Committee or the Board deems necessary or advisable.

• The Committee shall review and reassess this Charter periodically, but at least annually, and recommend to the Board any amendments that the Committee may deem necessary or advisable.

• The Committee shall be directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the outside auditors. The outside auditors shall report directly to the Committee, and the Committee shall oversee the resolution of disagreements between management and the outside auditors in the event that they arise, including resolution of disagreements between management and the auditor regarding financial reporting. At least annually, the Committee shall evaluate the outside auditor’s qualifications and performance which review shall include a review of the lead partner of the outside auditor. In making its evaluation, the Committee shall take into account the opinion of management and the individual, if any, responsible for the internal audit function.

• The Committee shall at least once per year review with the individual, if any, responsible for the internal audit function, the outside auditors and financial management of the Corporation the scope of their proposed audits for the current year and the proposed audit procedures to be utilized, including the adequacy of staffing and compensation, and at the conclusion thereof review their audit, including any comments or recommendations they may have.

• The Committee shall review and pre-approve both audit and non-audit services provided by the outside auditors and shall not engage the outside auditors to perform any non-audit services prohibited by law or regulation. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting. The Committee shall inform the Board of its approval of any permitted non-audit services so that the Corporation may disclose such approval if appropriate.

• The Committee shall consider whether the auditor’s performance of permissible non-audit services is compatible with the auditor’s independence and shall also request from the outside auditors annually a formal written statement delineating all relationships between the auditor and the Corporation consistent with Independent Standards Board Standard Number 1, as may be modified or supplemented. The Committee shall review and discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor’s independence. The Committee may seek the advice of management and outside advisors in making the determinations contemplated herein. The Committee shall ensure the rotation of the lead audit partner at least every five years and confirm that the lead audit partner or the audit concurring partner responsible for reviewing the audit has not performed audit services for the Corporation in each of the Corporation’s past five fiscal years.

• The Committee shall review and advise the Board on the selection, performance, compensation and removal of the individual, if any, responsible for the Corporation’s internal audit function. The Committee shall review activities, organizational structure, and qualifications of the individuals involved in the internal audit function. The Committee shall periodically, but at least quarterly, review with the individual, if any, responsible for the internal audit function any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the internal audit work.

• The Committee shall obtain and review at least annually a report by the outside auditor describing the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review or by any governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

• The Committee shall review and discuss with management and the outside auditors the audited financial statements of the Corporation to be included in the Corporation’s Annual Report on Form 10-K and recommend to the Board whether the financial statements should be included therein, the Corporation’s quarterly financial statements to be included in the Corporation’s Quarterly Reports on Form 10-Q, including the results of the outside auditors’ reviews of the interim financial statements, and all internal controls reports (or summaries thereof) and shall also review other relevant reports or financial information submitted by the Corporation to any governmental body, or the public, including management certifications, to the extent required by the Sarbanes-Oxley Act of 2002, and relevant reports rendered by the outside auditors (or summaries thereof). The Committee shall discuss with management and the outside auditors the quality, not just acceptability, of the accounting principles, and the reasonableness of significant judgments, and shall review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61 (as amended by SAS 89 and SAS 90), Rule 2-07 of Regulation S-X, ISB No. 1, and the Marketplace Rules of the NASDAQ Stock Market, as appropriate.

• The Committee shall discuss with management and the outside auditors the Corporation’s accounting policies that may be viewed as critical. The Committee shall review and discuss significant changes in the accounting policies of the Corporation and accounting and financial reporting proposals that may have a significant impact on the Corporation’s financial reports as well as alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the outside auditor. The Committee shall confer with management and the outside auditor on significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects on the financial statements of alternative GAAP methods permitted by generally accepted accounting principles. The Committee may seek the advice of management and outside advisors in making the determinations contemplated herein.

• The Committee shall discuss with management and the outside auditors as appropriate the integrity of the Corporation’s financial reporting processes (both internal and external) and the quality and adequacy of the Corporation’s internal controls and disclosure controls, including the Corporation’s systems to monitor and manage business risk. The Committee shall meet with representatives of the Disclosure Committee on a periodic basis to discuss any matters of concern arising from the Disclosure Committee’s process to assist the CEO and CFO in their Sarbanes-Oxley Act of 2002 Section 302 and 906 certifications.

• The Committee shall review management’s assertion on its assessment of the effectiveness of internal controls over financial reporting as of the end of the most recent fiscal year and the independent auditors’ report on the effectiveness of management’s assessment and the effectiveness of internal controls over financial reporting. The Committee shall review all material issues raised by management’s internal controls review and recommend to the Board any correction action that the Committee may deem advisable.

• The Committee shall provide sufficient opportunity for the outside auditors to meet with the Committee outside the presence of management, and to discuss the outside auditors’ evaluation of the Corporation’s financial and accounting personnel and the cooperation that the outside auditors received during the course of the audit.

• The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

• The Committee shall prepare its report to be included in the Corporation’s annual proxy statement, as required by SEC regulations.

• The Committee shall set clear hiring policies for employees or former employees of the independent auditor in compliance with applicable laws, rules and regulations.

• The Committee shall perform a self-evaluation of its performance at least annually to determine whether it is functioning effectively.

• The Committee shall review and approve all related-party transactions, defined as those transactions required to be disclosed under Item 404 of Regulation S-K.

• The Committee shall discuss earnings press releases, including the type and presentation of information, paying particular attention to any proforma or adjusted non-GAAP information as defined by Regulation G. Such discussion may be in general terms (i.e., discussion of the types of information to be disclosed and the type of presentations to be made).

ANNUAL MEETING OF STOCKHOLDERS OF

NOVEN PHARMACEUTICALS, INC.

May 24, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided. â

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES AND “FOR” ITEM 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS To elect seven directors for a term of one year as indicated below:

NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡	Sidney Braginsky John G. Clarkson, M.D. Donald A. Denkhaus Pedro P. Granadillo Robert G. Savage Robert C. Strauss Wayne P. Yetter
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡ ¡
¡
☐	FOR ALL EXCEPT (See instructions below)	¡ ¡

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

		FOR	AGAINST	ABSTAIN
2.	PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005.	☐	☐	☐

The shares represented by this Proxy will be voted as directed by the Stockholder(s) on the reverse side hereof. If this Proxy is signed and returned but no direction is indicated, this Proxy will be voted FOR the election of each of the nominees named above and FOR Item 2 as set forth in the Proxy Statement dated April 11, 2005.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY. DO NOT FOLD, STAPLE OR MUTILATE.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

NOVEN PHARMACEUTICALS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 24, 2005

This Proxy is solicited on behalf of the Board of Directors of Noven Pharmaceuticals, Inc.

     The signer(s) hereby appoint(s) Robert C. Strauss, Diane M. Barrett and Jeffrey F. Eisenberg, or any one of them, with power of substitution in each, proxies to vote all Common Stock of the signer(s) in Noven Pharmaceuticals, Inc. at the Annual Meeting of Stockholders, to be held May 24, 2005, and at all adjournments thereof, as specified on the matters indicated hereon, and in their discretion on any other business that may properly come before such Meeting.

     The shares represented by this Proxy will be voted as directed by the Stockholder(s) on the reverse side hereof. If this Proxy is signed and returned but no direction is indicated, this Proxy will be voted FOR the election of each of the nominees named above and FOR Item 2 as set forth in the Proxy Statement dated April 11, 2005.

(Continued and to be signed on the reverse side)